SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2005

CARDIOGENESIS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26632 Towne Centre Drive
Suite 320
Foothill Ranch, California 92610
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 649-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index on Page 3

Item 4.01 Changes in Registrant’s Certifying Accountant

     (a) On July 5, 2005, Cardiogenesis Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm. The Company’s dismissal of PWC was recommended by the Audit Committee of the Board of Directors of the Company and ratified by the Board of Directors.

     The reports of PWC on the Company’s financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two most recent fiscal years and through July 5, 2005, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement(s) in connection with its reports on the Company’s financial statements for such years.

     During the two most recent fiscal years and through July 5, 2005, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided a copy of the above disclosures to PWC and asked PWC to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not PWC agrees with the Company’s statements. To the extent not filed as an exhibit to this Form 8-K, the Company expects that such letter will be filed as an amendment to this Form 8-K within ten business days of the filing date hereof.

     (b) The Company has engaged the firm of Corbin & Company, LLP (“Corbin”) as its independent auditor effective on July 5, 2005, to act as its independent auditor for the year ending December 31, 2005.

     During the two most recent fiscal years and through July 5, 2005, the Company has not consulted Corbin regarding either (i) the application of the accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; and neither a written report nor advice was provided to the Company that Corbin concluded was an important factor considered by the Company in reaching a decision as to the accounting of financial reporting issues; or (ii) any matter that was either the subject of a disagreement or a reportable event (as defined in Regulation S-K, Item 304(a)(1)).

     The Company has authorized and requested PWC to respond fully to the inquiries of Corbin regarding the matters above.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated July 8, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION (Registrant)
Date: July 5, 2005	By:	/s/ CHRISTINE G. OCAMPO
Christine G. Ocampo,
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated July 8, 2005

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